                                                                    EXHIBIT 99.1

Release: Immediate

Contact: Paul Bowman (investment community)   Jeff Lettes (editorial/media)
         (408) 563-1698                       (408) 563-5161

                       APPLIED MATERIALS ANNOUNCES RESULTS
                         FOR FOURTH FISCAL QUARTER 2003

    New Orders Increase to $1.28 Billion; Net Sales Increase to $1.22 Billion

         SANTA CLARA, Calif., November 12, 2003 -- Applied Materials, Inc., the world's largest supplier of wafer fabrication solutions to the semiconductor industry, reported results for its fourth fiscal quarter ended October 26, 2003. Net sales were $1.22 billion, up 12 percent from $1.09 billion for the third fiscal quarter of 2003, and down 16 percent from $1.45 billion for the fourth fiscal quarter of 2002. Gross margin for the fourth fiscal quarter of 2003 was
40.5 percent, up from 31.7 percent for the third fiscal quarter of 2003 and down from 41.7 percent for the fourth fiscal quarter of 2002. Net income for the fourth fiscal quarter of 2003 was $15 million, or $0.01 per share, compared to a loss of $37 million, or $0.02 per share, for the third fiscal quarter of 2003, and down from net income of $147 million, or $0.09 per share, for the fourth fiscal quarter of 2002.

         The company reported a pre-tax realignment charge of $114 million, or $0.05 per share after tax for the fourth fiscal quarter of 2003. Realignment activities consisted primarily of consolidation of facilities and employee-related costs. Excluding the charges associated with realignment activities, the company would have reported ongoing net income of $95 million, or $0.06 per share, for the fourth fiscal quarter of 2003, an increase from $78 million, or $0.05 per share, for the third fiscal quarter of 2003. Ongoing gross margin of 40.5 percent for the fourth fiscal quarter of 2003 was the same as reported gross margin, compared to 40.2 percent ongoing gross margin for the third fiscal quarter of 2003.

         New orders of $1.28 billion for the fourth fiscal quarter of 2003 increased 21 percent from $1.05 billion for the third fiscal quarter of 2003, and decreased 18 percent from $1.56 billion for the fourth fiscal quarter of 2002. Regional distribution of new orders for the fourth fiscal quarter of 2003 was: Japan 25 percent, North America 19 percent, Southeast Asia and China 17 percent, Taiwan 15 percent, Europe 13 percent, and Korea 11 percent. Backlog at the end of the fourth fiscal quarter of 2003 was $2.50 billion, compared to $2.53 billion at the end of the third fiscal quarter of 2003.

         "We are pleased with the improvement in both revenue and orders this quarter," said Mike Splinter, president and chief executive officer of Applied Materials. "Our revenue and order momentum reflects customers' confidence in business conditions, their increased capacity investments for 300mm volume manufacturing and our leadership in advanced products. These operating results also demonstrate the impact of Applied Materials' realignment activities on our profitability."

                                                         Applied Materials, Inc.
                                                               November 12, 2003
                                                                     Page 2 of 8

         The company also announced results for its fiscal year ended October 26, 2003. Fiscal 2003 new orders were $4.32 billion, a 30 percent decrease from fiscal 2002 new orders of $6.14 billion. Net sales for fiscal 2003 were $4.48 billion, a 12 percent decrease from fiscal 2002 net sales of $5.06 billion. The net loss for fiscal 2003 was $149 million, or $0.09 loss per share, down from $269 million net income, or $0.16 earnings per share, for fiscal 2002. Ongoing net income for fiscal 2003 was $223 million or $0.13 earnings per share, down from $337 million or $0.20 earnings per share, for fiscal 2002.

         During this fiscal year, the company continued its market leadership position in copper, low k and CMP technologies, which are of strategic importance to customers as they move to the next generation of chip manufacturing. Applied Materials' Producer Black Diamond CVD system helped launch a new era in chip making, becoming the first low k solution used in production by multiple chipmakers for fabricating faster, lower power chips. New systems for copper electroplating, dielectric etch, CMP and defect inspection were also introduced, providing breakthrough technology to customers for new chip development. In addition, Applied Global Services, with its worldwide support infrastructure, was recognized by customers for contributing to fab efficiencies. In the dynamic flat panel display market, Applied Materials' market-leading AKT CVD equipment business increased its product portfolio to help customers build ever-larger glass substrates.

         "We believe that we are in the early stages of an industry uptrend. Stronger end-user demand for devices such as wireless PCs and communications products is driving the semiconductor manufacturers' need for Applied Materials' industry-leading copper, low k, and 300mm solutions. Our increased customer focus, technology and market leadership strategically position Applied Materials for growth," concluded Splinter.

          Reconciliations of reported results of operations under U.S. Generally Accepted Accounting Principles (GAAP) to the pro forma amounts have been included as a supplement to this press release. Due to the amount of charges incurred with realignment activities, Applied Materials believes that reconciliation to ongoing operations facilitates meaningful comparison with prior periods. To supplement the consolidated condensed financial statements prepared under GAAP, the company uses a pro forma measure of net income that is GAAP net income, adjusted to exclude costs associated with realignment activities. The company believes that pro forma net income reports baseline performance before charges associated with realignment activities. In addition, pro forma net income is the primary indicator management uses to plan and forecast future periods. These measures are neither in accordance with, nor an alternative for, GAAP, and may be materially different from pro forma methods of accounting and reporting used by other companies. The presentation of this additional information should not be considered as a substitute for net income prepared in accordance with GAAP.

         This press release contains forward-looking statements, including, but not limited to, those relating to the impact of realignment activities, the company's strategic position and growth opportunities, customers' investments in manufacturing capacity and new technology, and the semiconductor industry's

                                                         Applied Materials, Inc.
                                                               November 12, 2003
                                                                     Page 3 of 8

positive trend and outlook. These forward-looking statements are based on management's estimates, projections and assumptions as of the date hereof. Forward-looking statements may contain words such as "expects," "anticipates," "believes," "may," "should," "will," "estimates," "forecasts," or similar expressions, and include the assumptions that underlie such statements. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: the sustainability of the uptrend in the semiconductor industry, which is subject to many factors, including global economic conditions, business spending, consumer confidence, demand for electronic products and semiconductors, and geopolitical uncertainties; customers' capacity requirements, including capacity utilizing the latest technology; the timing, rate, amount and sustainability of increases in capital spending for new technology, such as 300mm and 90nm and below applications; the company's ability to develop, deliver and support a broad range of products and services on a timely basis; the company's successful and timely development of new markets, products, processes and services; the company's ability to timely satisfy manufacturing demands; the company's ability to complete implementation of realignment activities according to the timetable and to the extent anticipated; the impact of the realignment activities on the company's operations, net sales and profitability; the company's ability to maintain effective cost controls and timely align its cost structure with market conditions; changes in management; and other risks described in Applied Materials' Forms 10-K, 10-Q and other filings with the Securities and Exchange Commission. The company assumes no obligation to update the information in this press release.

         Applied Materials will be discussing its fourth fiscal quarter results, along with its outlook for the first fiscal quarter of 2004, on a conference call today beginning at 1:30 p.m. Pacific Time. A webcast of the conference call will be available on Applied Materials' web site under the "Investors" section.

         Applied Materials offers its shareholders who have email accounts the opportunity to receive future annual reports and proxy statements electronically. On-line access improves the speed at which you can receive shareholder information and vote, while reducing company expenses. To select this option, visit www.appliedmaterials.com.

         Applied Materials (Nasdaq: AMAT), the largest supplier of products and services to the global semiconductor industry, is one of the world's leading information infrastructure providers. Applied Materials enables Information for Everyone(TM) by helping semiconductor manufacturers produce more powerful, portable and affordable chips.

         Applied Materials' web site is http://www.appliedmaterials.com.

                                       ###

                                                         Applied Materials, Inc.
                                                               November 12, 2003
                                                                     Page 4 of 8

                             APPLIED MATERIALS, INC.
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

                                                         Three Months Ended             Fiscal Year Ended
--------------------------------------------------------------------------------------------------------------
                                                     October 27,    October 26,    October 27,    October 26,
(In thousands, except per share amounts)                 2002           2003           2002           2003
--------------------------------------------------------------------------------------------------------------
                                                             (UNAUDITED)                   (AUDITED)
Net sales                                            $  1,445,698   $  1,220,998   $  5,062,312   $  4,477,291
Cost of products sold                                     843,372        726,627      3,005,651      2,872,836
                                                     ------------   ------------   ------------   ------------
Gross margin                                              602,326        494,371      2,056,661      1,604,455

Operating expenses:
     Research, development and engineering                272,639        227,950      1,052,269        920,618
     Marketing and selling                                107,580         71,283        385,693        325,189
     General and administrative                            87,251         77,370        323,262        300,676
     Restructuring, asset impairments and
       other charges                                            -        113,504         85,479        371,754
                                                     ------------   ------------   ------------   ------------
Income/(loss) from operations                             134,856          4,264        209,958       (313,782)

Interest expense                                           13,189         11,690         49,357         46,875
Interest income                                            46,131         29,342        179,910        149,101
                                                     ------------   ------------   ------------   ------------
Income/(loss) before income taxes                         167,798         21,916        340,511       (211,556)

Provision/(benefit) for income taxes                       20,556          6,465         71,507        (62,409)
                                                     ------------   ------------   ------------   ------------

Net income/(loss)                                    $    147,242   $     15,451   $    269,004   $   (149,147)
                                                     ------------   ------------   ------------   ------------

Earnings/(loss) per share:
     Basic                                           $       0.09   $       0.01   $       0.16   $      (0.09)
     Diluted                                         $       0.09   $       0.01   $       0.16   $      (0.09)

Weighted average number of shares:
     Basic                                              1,647,380      1,671,926      1,643,612      1,659,557
     Diluted                                            1,684,314      1,715,763      1,701,557      1,659,557
--------------------------------------------------------------------------------------------------------------

                                                         Applied Materials, Inc.
                                                               November 12, 2003
                                                                     Page 5 of 8

                             APPLIED MATERIALS, INC.
                     CONSOLIDATED CONDENSED BALANCE SHEETS*
                                    (AUDITED)

                                                     October 27,    October 26,
(In thousands)                                           2002           2003
---------------------------------------------------------------------------------
ASSETS

Current assets:
    Cash and cash equivalents                        $  1,284,791    $  1,364,857
    Short-term investments                              3,644,735       4,128,349
    Accounts receivable, net                            1,046,016         912,875
    Inventories                                         1,273,816         950,692
    Deferred income taxes                                 565,936         782,823
    Other current assets                                  257,499         231,177
                                                     ------------    ------------
Total current assets                                    8,072,793       8,370,773

Property, plant and equipment                           3,223,133       3,094,427
Less: accumulated depreciation and amortization        (1,458,196)     (1,534,597)
                                                     ------------    ------------
    Net property, plant and equipment                   1,764,937       1,559,830
                                                     ------------    ------------

Goodwill, net                                             202,290         223,521
Purchased technology and other intangible
    assets, net                                           129,130          92,512
Other assets                                               55,615          64,986
                                                     ------------    ------------
Total assets                                         $ 10,224,765    $ 10,311,622
                                                     ------------    ------------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Notes payable                                    $     40,323    $          -
    Current portion of long-term debt                       9,453         105,292
    Accounts payable and accrued expenses               1,348,156       1,319,471
    Income taxes payable                                  103,524         216,114
                                                     ------------    ------------
Total current liabilities                               1,501,456       1,640,877

Long-term debt                                            573,853         456,422
Deferred income taxes and other liabilities               129,807         146,289
                                                     ------------    ------------
Total liabilities                                       2,205,116       2,243,588
                                                     ------------    ------------

Stockholders' equity:
    Common stock                                           16,480          16,774
    Additional paid-in capital                          2,022,546       2,223,553
    Less: deferred stock compensation, net                      -          (1,543)
    Retained earnings                                   5,962,014       5,812,867
    Accumulated other comprehensive income                 18,609          16,383
                                                     ------------    ------------
Total stockholders' equity                              8,019,649       8,068,034
                                                     ------------    ------------

Total liabilities and stockholders' equity           $ 10,224,765    $ 10,311,622
---------------------------------------------------------------------------------

* Certain reclassifications have been made to 2002 amounts to conform to the 2003 presentation.

                                                         Applied Materials, Inc.
                                                               November 12, 2003
                                                                     Page 6 of 8

                             APPLIED MATERIALS, INC.
  SUPPLEMENTAL CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS - ONGOING BASIS
                                   (UNAUDITED)

                                                                              Three Months Ended
------------------------------------------------------------------------------------------------------------------------------------
                                                           July 27, 2003                             October 26, 2003
                                            -------------------------------------------  -------------------------------------------
                                                            Special           Ongoing                    Special           Ongoing
(In thousands, except per share amounts)    Reported(1)     Items(2)          Results    Reported(1)     Items(3)          Results
------------------------------------------------------------------------------------------------------------------------------------
Net sales                                   $ 1,094,907   $         -       $ 1,094,907  $ 1,220,998   $         -       $ 1,220,998
Cost of products sold                           747,979       (93,404) (a)      654,575      726,627             -           726,627
                                            -----------   -----------       -----------  -----------   -----------       -----------
Gross margin                                    346,928        93,404           440,332      494,371             -           494,371

Operating expenses:
     Research, development and engineering      217,025        (3,916) (b)      213,109      227,950             -           227,950
     Marketing and selling                       78,121             -            78,121       71,283             -            71,283
     General and administrative                  72,307             -            72,307       77,370             -            77,370
     Restructuring, asset impairments and
       other charges                             66,181       (66,181) (c)            -      113,504      (113,504) (e)            -
                                            -----------   -----------       -----------  -----------   -----------       -----------
Income/(loss) from operations                   (86,706)      163,501            76,795        4,264       113,504           117,768

Interest expense                                 11,626             -            11,626       11,690             -            11,690
Interest income                                  46,131             -            46,131       29,342             -            29,342
                                            -----------   -----------       -----------  -----------   -----------       -----------
Income/(loss) before income taxes               (52,201)      163,501           111,300       21,916       113,504           135,420

Provision/(benefit) for income taxes            (15,399)       48,233 (d)        32,834        6,465        33,484 (f)        39,949
                                            -----------   -----------       -----------  -----------   -----------       -----------

Net income/(loss)                           $   (36,802)  $   115,268       $    78,466  $    15,451   $    80,020       $    95,471
                                            -----------   -----------       -----------  -----------   -----------       -----------

Earnings/(loss) per share:
     Basic                                  $     (0.02)  $      0.07       $      0.05  $      0.01   $      0.05       $      0.06
     Diluted                                $     (0.02)  $      0.07       $      0.05  $      0.01   $      0.05       $      0.06

Weighted average number of shares:
     Basic                                    1,659,365     1,659,365         1,659,365    1,671,926     1,671,926         1,671,926
     Diluted                                  1,659,365     1,692,207         1,692,207    1,715,763     1,715,763         1,715,763
------------------------------------------------------------------------------------------------------------------------------------

(1) Reported results of operations are presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

(2) Special items for the third fiscal quarter of 2003 consisted of the following:

         a) Charges to cost of products sold for inventory write-offs as a result of the implementation of the global spares distribution system and refocused product efforts, which included the Etec mask pattern products.

         b) Charges to research, development and engineering expense for laboratory tool write-offs resulting from refocused product efforts associated with realignment activities.

         c) Restructuring, asset impairments and other charges resulting from employee-related costs, the consolidation of facilities and impairment of certain assets associated with realignment activities.

         d)       Pro forma tax provision for the tax effect of special items.

(3) Special items for the fourth fiscal quarter of 2003 consisted of the following:

         e) Restructuring, asset impairments and other charges resulting from employee-related costs, the consolidation of facilities and impairment of certain assets associated with realignment activities.

         f)       Pro forma tax provision for the tax effect of special items.

                                                         Applied Materials, Inc.
                                                               November 12, 2003
                                                                     Page 7 of 8

                             APPLIED MATERIALS, INC.
  SUPPLEMENTAL CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS - ONGOING BASIS
                                   (UNAUDITED)

                                                                              Three Months Ended
------------------------------------------------------------------------------------------------------------------------------------
                                                        October 27, 2002                              October 26, 2003
                                            -------------------------------------------  -------------------------------------------
                                                            Special           Ongoing                    Special           Ongoing
(In thousands, except per share amounts)    Reported(1)     Items(2)          Results    Reported(1)     Items(3)          Results
------------------------------------------------------------------------------------------------------------------------------------
Net sales                                   $ 1,445,698   $         -       $ 1,445,698  $ 1,220,998   $         -       $ 1,220,998
Cost of products sold                           843,372             -           843,372      726,627             -           726,627
                                            -----------   -----------       -----------  -----------   -----------       -----------
Gross margin                                    602,326             -           602,326      494,371             -           494,371

Operating expenses:
     Research, development and engineering      272,639             -           272,639      227,950             -           227,950
     Marketing and selling                      107,580             -           107,580       71,283             -            71,283
     General and administrative                  87,251             -            87,251       77,370             -            77,370
     Restructuring, asset impairments and
       other charges                                  -             -                 -      113,504      (113,504) (a)            -
                                            -----------   -----------       -----------  -----------   -----------       -----------
Income from operations                          134,856             -           134,856        4,264       113,504           117,768

Interest expense                                 13,189             -            13,189       11,690             -            11,690
Interest income                                  46,131             -            46,131       29,342             -            29,342
                                            -----------   -----------       -----------  -----------   -----------       -----------
Income before income taxes                      167,798             -           167,798       21,916       113,504           135,420

Provision for income taxes                       20,556             -            20,556        6,465        33,484 (b)        39,949
                                            -----------   -----------       -----------  -----------   -----------       -----------

Net income                                  $   147,242   $         -       $   147,242  $    15,451   $    80,020       $    95,471
                                            -----------   -----------       -----------  -----------   -----------       -----------

Earnings per share:
     Basic                                  $      0.09   $         -       $      0.09  $      0.01   $      0.05       $      0.06
     Diluted                                $      0.09   $         -       $      0.09  $      0.01   $      0.05       $      0.06

Weighted average number of shares:
     Basic                                    1,647,380     1,647,380         1,647,380    1,671,926     1,671,926         1,671,926
     Diluted                                  1,684,314     1,684,314         1,684,314    1,715,763     1,715,763         1,715,763
------------------------------------------------------------------------------------------------------------------------------------

(1) Reported results of operations are presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

(2) There were no special item adjustments to reported results of operations for the fourth fiscal quarter of 2002. Therefore, ongoing results are the same as reported results of operations.

(3) Special items for the fourth fiscal quarter of 2003 consisted of the following:

         a) Restructuring, asset impairments and other charges resulting from employee-related costs, the consolidation of facilities and impairment of certain assets associated with realignment activities.

         b)       Pro forma tax provision for the tax effect of special items.

                                                         Applied Materials, Inc.
                                                               November 12, 2003
                                                                     Page 8 of 8

                             APPLIED MATERIALS, INC.
  SUPPLEMENTAL CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS - ONGOING BASIS
                 (UNAUDITED, EXCEPT FULL YEAR REPORTED AMOUNTS)

                                                                               Fiscal Year Ended
------------------------------------------------------------------------------------------------------------------------------------
                                                         October 27, 2002                             October 26, 2003
                                            -------------------------------------------  -------------------------------------------
                                                            Special           Ongoing                    Special           Ongoing
(In thousands, except per share amounts)    Reported(1)     Items(2)          Results    Reported(1)     Items(3)          Results
------------------------------------------------------------------------------------------------------------------------------------
Net sales                                   $ 5,062,312   $         -       $ 5,062,312  $ 4,477,291   $         -       $ 4,477,291
Cost of products sold                         3,005,651             -         3,005,651    2,872,836      (142,404) (c)    2,730,432
                                            -----------   -----------       -----------  -----------   -----------       -----------
Gross margin                                  2,056,661             -         2,056,661    1,604,455       142,404         1,746,859
Operating expenses:
     Research, development and engineering    1,052,269             -         1,052,269      920,618       (13,916) (d)      906,702
     Marketing and selling                      385,693             -           385,693      325,189             -           325,189
     General and administrative                 323,262             -           323,262      300,676             -           300,676
     Restructuring, asset impairments and
       other charges                             85,479       (85,479) (a)            -      371,754      (371,754) (e)            -
                                            -----------   -----------       -----------  -----------   -----------       -----------
Income/(loss) from operations                   209,958        85,479           295,437     (313,782)      528,074           214,292

Interest expense                                 49,357             -            49,357       46,875             -            46,875
Interest income                                 179,910             -           179,910      149,101             -           149,101
                                            -----------   -----------       -----------  -----------   -----------       -----------
Income/(loss) before income taxes               340,511        85,479           425,990     (211,556)      528,074           316,518

Provision/(benefit) for income taxes             71,507        17,951 (b)        89,458      (62,409)      155,782 (f)        93,373
                                            -----------   -----------       -----------  -----------   -----------       -----------

Net income/(loss)                           $   269,004   $    67,528       $   336,532  $  (149,147)  $   372,292       $   223,145
                                            -----------   -----------       -----------  -----------   -----------       -----------

Earnings/(loss) per share:
     Basic                                  $      0.16   $      0.04       $      0.20  $     (0.09)  $      0.22       $      0.13
     Diluted                                $      0.16   $      0.04       $      0.20  $     (0.09)  $      0.22       $      0.13

Weighted average number of shares:
     Basic                                    1,643,612     1,643,612         1,643,612    1,659,557     1,659,557         1,659,557
     Diluted                                  1,701,557     1,701,557         1,701,557    1,659,557     1,691,644         1,691,644
------------------------------------------------------------------------------------------------------------------------------------

(1) Reported results of operations are presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

(2) Special items for the fiscal year ended October 27, 2002 consisted of the following:

         a) Restructuring charges associated with employee-related costs, consolidation of facilities and other costs totaling approximately $77 million, and in-process research and development expenses in connection with the acquisitions of Schlumberger's electron-beam wafer inspection business and Global Knowledge Services, Inc., totaling approximately $8 million.

         b)       Pro forma tax provision for the tax effect of special items.

(3) Special items for the fiscal year ended October 26, 2003 consisted of the following:

         c) Charges to cost of products sold for inventory write-offs as a result of the implementation of the global spares distribution system and refocused product efforts, which included the Etec mask pattern products.

         d) Charges to research, development and engineering expense for laboratory tool write-offs resulting from refocused product efforts associated with realignment activities.

         e) Restructuring, asset impairments and other charges resulting from employee-related costs, the consolidation of facilities and impairment of certain assets associated with realignment activities.

         f)       Pro forma tax provision for the tax effect of special items.